Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports First Quarter 2026 Results

NASHVILLE, Tenn. (April 30, 2026) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a leading lodging real estate investment trust (“REIT”) specializing in group-oriented, destination hotel assets in urban and resort markets, today reported financial results for the three months ended March 31, 2026.

First Quarter 2026 Highlights and Recent Developments:

●	The Company reported record first quarter consolidated revenue of $664.6 million, driven by record first quarter same-store Hospitality(1) segment revenue of $511.5 million.
●	The Company generated record first quarter consolidated net income of $69.4 million and record first quarter consolidated Adjusted EBITDAre of $219.3 million.
●	During the quarter, the Company booked over 460,000 same-store Hospitality Gross Definite Room Nights for all future periods. The estimated average daily rate (ADR) for these bookings was approximately $303, an increase of 6.7% compared to the prior year quarter estimated ADR for future bookings and a new record.
●	The Company completed a private placement of $700 million senior unsecured notes due 2034, and used the net proceeds, together with cash on hand, to redeem in full the outstanding $700 million senior unsecured notes due 2027.
●	Subsequent to quarter-end, Opry Entertainment Group (OEG) announced the planned development of a seventh Ole Red location in downtown Indianapolis, which is expected to open in late 2027.
●	The Company is raising its full year outlook due to strong first quarter performance for the Hospitality portfolio.

Mark Fioravanti, President and Chief Executive Officer of Ryman Hospitality Properties, said, “We are very pleased to deliver a strong start to 2026, with first quarter results exceeding our expectations. In our same-store Hospitality portfolio, favorable group mix drove upside in group ADR and outside-the-room spending, which together with strong Spring Break leisure performance more than offset the impact of Winter Storm Fern. Meeting planner sentiment remained resilient throughout the quarter, resulting in the highest first quarter same-store group room night bookings production since 2018. While the operating environment remains dynamic, current and forward-looking group business indicators remain strong, and our first quarter results underscore the strength of our business model, the quality of our assets, and the effectiveness of our capital allocation strategy. As a result, we are raising our guidance ranges to reflect the first quarter outperformance.”

(1) Same-store Hospitality segment excludes JW Marriott Desert Ridge, which was acquired June 10, 2025.

First Quarter 2026 Results (as compared to First Quarter 2025):

	Three Months Ended
	March 31,
($ in thousands, except per share amounts)			%
	2026	2025	Change
Total revenue	$664,572	$587,280	13.2%

Operating income	$137,796	$116,121	18.7%
Operating income margin	20.7%	19.8%	0.9	pts

Net income	$69,402	$63,014	10.1%
Net income margin	10.4%	10.7%	(0.3)	pts

Net income available to common stockholders	$70,475	$62,961	11.9%
Net income available to common stockholders margin	10.6%	10.7%	(0.1)	pts
Net income available to common stockholders per diluted share (1)	$1.03	$1.00	3.0%

Adjusted EBITDAre	$219,293	$185,502	18.2%
Adjusted EBITDAre margin	33.0%	31.6%	1.4	pts
Adjusted EBITDAre, excluding noncontrolling interest	$215,136	$179,876	19.6%
Adjusted EBITDAre, excluding noncontrolling interest margin	32.4%	30.6%	1.8	pts

Funds From Operations (FFO) available to common stockholders and unit holders	$143,472	$123,975	15.7%
FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.14	$1.98	8.1%

Adjusted FFO available to common stockholders and unit holders	$156,078	$130,896	19.2%
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.32	$2.10	10.5%

(1)	Diluted weighted average common shares for the three months ended March 31, 2026 includes the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended March 31, 2026 and 2025 include 4.4 million and 3.7 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest, Adjusted EBITDAre, excluding noncontrolling interest margin, FFO available to common stockholders and unit holders, and Adjusted FFO available to common stockholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income and a reconciliation of the non-GAAP financial measures FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders to Net Income, see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Definition,” “Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO Available to Common Stockholders and Unit Holders Definition” and “Supplemental Financial Results” below.

Hospitality Segment

	Three Months Ended
	March 31,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2026	2025	Change
Hospitality revenue	$585,389	$497,730	17.6%
Same-store Hospitality revenue (1)	$511,521	$497,730	2.8%

Hospitality operating income	$145,087	$116,809	24.2%
Hospitality operating income margin	24.8%	23.5%	1.3	pts
Hospitality Adjusted EBITDAre	$212,570	$172,974	22.9%
Hospitality Adjusted EBITDAre margin	36.3%	34.8%	1.5	pts

Same-store Hospitality operating income (1)	$120,832	$116,809	3.4%
Same-store Hospitality operating income margin (1)	23.6%	23.5%	0.1	pts
Same-store Hospitality Adjusted EBITDAre (1)	$180,256	$172,974	4.2%
Same-store Hospitality Adjusted EBITDAre margin (1)	35.2%	34.8%	0.4	pts

Hospitality performance metrics:
Occupancy	68.1%	69.7%	(1.6)	pts
Average Daily Rate (ADR)	$295.21	$264.40	11.7%
RevPAR	$201.08	$184.21	9.2%
Total RevPAR	$526.07	$484.52	8.6%

Same-store Hospitality performance metrics: (1)
Occupancy	67.7%	69.7%	(2.0)	pts
ADR	$277.76	$264.40	5.1%
RevPAR	$188.07	$184.21	2.1%
Total RevPAR	$497.95	$484.52	2.8%

Gross definite room nights booked	460,938	363,904	26.7%
Net definite room nights booked	242,269	205,194	18.1%
Group attrition (as % of contracted block)	17.7%	15.5%	2.2	pts
Cancellations ITYFTY (2)	27,164	22,779	19.3%

(1)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025.
(2)	“ITYFTY” represents In The Year For The Year.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR and Total RevPAR” below. Property-level results and operating metrics for first quarter 2026 are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliations and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income, and property-level Adjusted EBITDAre to property-level Operating Income for each of the hotel properties.

Hospitality Segment Highlights

●	The same-store Hospitality portfolio generated RevPAR of approximately $188, an increase of 2.1% from the prior year quarter, and Total RevPAR of approximately $498, an increase of 2.8% from the prior year quarter.
●	The same-store Hospitality portfolio generated record first quarter operating income of $120.8 million, and record first quarter Adjusted EBITDAre of $180.3 million.
●	First quarter same-store banquet and AV revenue contribution per group room night, a proxy for catering spend per group guest, increased 6.6% year over year, driven by a more favorable group mix.
●	First quarter same-store attrition and cancellation fee revenue was approximately $7.5 million, an increase of $0.8 million compared to the prior year quarter.
●	At the end of January, Winter Storm Fern impacted group attendance at Gaylord National and, to a lesser extent, Gaylord Texan and Gaylord Opryland. Excluding January, group attrition improved compared to the prior year quarter, and cancellations ITYFTY were essentially flat.
●	Subsequent to quarter-end, the Company completed the Foundry Fieldhouse sports bar, pavilion, and event lawn development at Gaylord Opryland and the meeting space conversion project at JW Marriott Desert Ridge.

Gaylord Opryland

	Three Months Ended
	March 31,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2026	2025	Change
Revenue	$128,379	$110,178	16.5%

Operating income	$39,822	$30,098	32.3%
Operating income margin	31.0%	27.3%	3.7	pts
Adjusted EBITDAre	$48,516	$38,148	27.2%
Adjusted EBITDAre margin	37.8%	34.6%	3.2	pts

Performance metrics:
Occupancy	69.7%	64.9%	4.8	pts
ADR	$277.60	$262.57	5.7%
RevPAR	$193.58	$170.49	13.5%
Total RevPAR	$493.92	$423.89	16.5%

Gaylord Palms

	Three Months Ended
	March 31,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2026	2025	Change
Revenue	$97,646	$88,393	10.5%

Operating income	$29,743	$23,782	25.1%
Operating income margin	30.5%	26.9%	3.6	pts
Adjusted EBITDAre	$39,474	$32,947	19.8%
Adjusted EBITDAre margin	40.4%	37.3%	3.1	pts

Performance metrics:
Occupancy	77.3%	75.9%	1.4	pts
ADR	$301.35	$276.14	9.1%
RevPAR	$232.97	$209.69	11.1%
Total RevPAR	$631.52	$571.68	10.5%

Gaylord Texan

	Three Months Ended
	March 31,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2026	2025	Change
Revenue	$83,371	$86,377	(3.5)%

Operating income	$23,805	$27,695	(14.0)%
Operating income margin	28.6%	32.1%	(3.5)	pts
Adjusted EBITDAre	$31,130	$33,624	(7.4)%
Adjusted EBITDAre margin	37.3%	38.9%	(1.6)	pts

Performance metrics:
Occupancy	65.4%	73.0%	(7.6)	pts
ADR	$263.31	$257.26	2.4%
RevPAR	$172.23	$187.80	(8.3)%
Total RevPAR	$510.66	$529.08	(3.5)%

Gaylord National

	Three Months Ended
	March 31,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2026	2025	Change
Revenue	$74,227	$80,829	(8.2)%

Operating income	$6,225	$9,474	(34.3)%
Operating income margin	8.4%	11.7%	(3.3)	pts
Adjusted EBITDAre	$15,742	$19,031	(17.3)%
Adjusted EBITDAre margin	21.2%	23.5%	(2.3)	pts

Performance metrics:
Occupancy	63.0%	72.4%	(9.4)	pts
ADR	$266.55	$249.02	7.0%
RevPAR	$168.04	$180.33	(6.8)%
Total RevPAR	$413.20	$449.95	(8.2)%

Gaylord Rockies

	Three Months Ended
	March 31,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2026	2025	Change
Revenue	$72,249	$70,948	1.8%

Operating income	$14,445	$14,823	(2.6)%
Operating income margin	20.0%	20.9%	(0.9)	pts
Adjusted EBITDAre	$29,633	$29,675	(0.1)%
Adjusted EBITDAre margin	41.0%	41.8%	(0.8)	pts

Performance metrics:
Occupancy	75.4%	72.2%	3.2	pts
ADR	$258.62	$257.09	0.6%
RevPAR	$195.08	$185.68	5.1%
Total RevPAR	$534.82	$525.19	1.8%

JW Marriott Hill Country

	Three Months Ended
	March 31,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%
	2026	2025	Change
Revenue	$50,295	$55,276	(9.0)%

Operating income	$7,208	$10,849	(33.6)%
Operating income margin	14.3%	19.6%	(5.3)	pts
Adjusted EBITDAre	$15,370	$18,680	(17.7)%
Adjusted EBITDAre margin	30.6%	33.8%	(3.2)	pts

Performance metrics:
Occupancy	58.6%	67.9%	(9.3)	pts
ADR	$337.63	$321.54	5.0%
RevPAR	$198.01	$218.38	(9.3)%
Total RevPAR	$557.72	$612.95	(9.0)%

JW Marriott Desert Ridge(1)

Three Months Ended
March 31,
($ in thousands, except ADR, RevPAR, and Total RevPAR)
2026
Revenue	$73,868

Operating income	$24,255
Operating income margin	32.8%
Adjusted EBITDAre	$32,314
Adjusted EBITDAre margin	43.7%

Performance metrics:
Occupancy	73.0%
ADR	$489.75
RevPAR	$357.42
Total RevPAR	$863.95

Entertainment Segment

	Three Months Ended
	March 31,
($ in thousands)			%
	2026	2025	Change
Revenue	$79,183	$89,550	(11.6)%

Operating income	$4,253	$10,316	(58.8)%
Operating income margin	5.4%	11.5%	(6.1)	pts
Adjusted EBITDAre	$15,681	$20,939	(25.1)%
Adjusted EBITDAre margin	19.8%	23.4%	(3.6)	pts

Fioravanti continued, “Our Entertainment business delivered results in line with our expectations despite a challenging comparison to record first quarter performance in the prior year period and the unfavorable impact of Winter Storm Fern at our Nashville venues. Our Ole Red brand exceeded our expectations, particularly in Las Vegas and Nashville, and we are

(1) JW Marriott Desert Ridge was acquired by the Company on June 10, 2025, therefore there are no comparison figures.

excited to bring a seventh Ole Red to downtown Indianapolis, through a development agreement with the Pacers organization. Our growing platform of iconic brands is uniquely positioned to continue to serve the country music and live entertainment consumer and deliver attractive results.”

Corporate and Other Segment

	Three Months Ended
	March 31,
($ in thousands)			%
	2026	2025	Change
Operating loss	$(11,544)	$(11,004)	(4.9)%
Adjusted EBITDAre	$(8,958)	$(8,411)	(6.5)%

Capital Expenditures

In 2026, the Company expects to spend approximately $350 to $450 million on capital expenditures, including $114 million spent in the first quarter of 2026. Subsequent to quarter-end, the Company completed the Foundry Fieldhouse sports bar, pavilion, and event lawn development at Gaylord Opryland and the meeting space conversion project at JW Marriott Desert Ridge.

Capital expenditures activity in 2026 includes:

●	Continuation of the meeting space expansion at Gaylord Opryland, which is expected to be completed by mid-year 2027;
●	Renovation of the rooms at Gaylord Texan, which began in July 2025 and is expected to be completed in August 2026;
●	Renovation of the rooms at JW Marriott Hill Country, which began in April 2026 and is expected to be completed in March 2027;
●	The development of Category 10 Las Vegas, which is expected to be completed in late 2026; and
●	The development of Category 10 in Orlando, which is expected to begin in summer 2026 and is expected to be completed in late 2027.

Subsequent to quarter-end, the Company announced the planned development of Ole Red Indianapolis by development partner Pacer Sports & Entertainment, the organization behind the NBA Pacers and the WNBA Fever. The development is expected to be completed in late 2027, and OEG expects to invest approximately $15 million in 2027.

2026 Guidance

The Company is updating its 2026 business performance outlook based on current information as of April 30, 2026. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update or withdraw its full business outlook or any portion thereof at any time for any reason.

Fioravanti concluded, “We are pleased to raise the midpoints of our 2026 guidance ranges to reflect stronger first quarter results in our Hospitality portfolio, including the JW Marriott Desert Ridge. Our outlook for the balance of the year continues to reflect measured confidence in our business. Demand from both group and leisure guests has remained resilient amid elevated geopolitical uncertainty, and our business model has proven to be durable across a range of operating environments.”

	Guidance Range			Prior Guidance Range
(in millions, except per share figures)	For Full Year 2026 (1)			Full Year 2026 (1)			Change to
	Low	High	Midpoint	Low	High	Midpoint	Midpoint
Same-store Hospitality RevPAR growth(2)	2.25%	3.75%	3.00%	1.50%	3.50%	2.50%	0.50%
Same-store Hospitality Total RevPAR growth(2)	2.25%	3.75%	3.00%	1.50%	3.50%	2.50%	0.50%

Operating income:
Hospitality (same-store) (2)	$475.5	$485.5	$480.5	$466.5	$483.5	$475.0	$5.5
JW Marriott Desert Ridge	33.5	35.0	34.3	30.5	33.0	31.8	2.5
Entertainment	74.8	79.5	77.1	74.8	79.5	77.1	-
Corporate and Other	(50.5)	(49.0)	(49.8)	(50.5)	(49.0)	(49.8)	-
Consolidated operating income	$533.3	$551.0	$542.1	$521.3	$547.0	$534.1	$8.0

Adjusted EBITDAre:
Hospitality (same-store) (2)	$715.0	$735.0	$725.0	$700.0	$730.0	$715.0	$10.0
JW Marriott Desert Ridge	68.0	72.0	70.0	65.0	70.0	67.5	2.5
Entertainment	120.0	130.0	125.0	120.0	130.0	125.0	-
Corporate and Other	(39.0)	(35.0)	(37.0)	(39.0)	(35.0)	(37.0)	-
Consolidated Adjusted EBITDAre	$864.0	$902.0	$883.0	$846.0	$895.0	$870.5	$12.5

Net income	$271.0	$279.0	$275.0	$260.0	$273.0	$266.5	$8.5
Net income available to common stockholders	$261.0	$267.0	$264.0	$250.0	$261.0	$255.5	$8.5

FFO available to common stockholders and unit holders	$552.0	$572.5	$562.3	$535.0	$563.5	$549.3	$13.0
Adjusted FFO available to common stockholders and unit holders	$577.3	$607.0	$592.1	$559.3	$597.0	$578.1	$14.0

Net income available to common stockholders per diluted share (3)	$3.96	$4.02	$3.99	$3.80	$3.93	$3.87	$0.12
Adjusted FFO available to common stockholders and unit holders
per diluted share/unit (3)	$8.77	$9.14	$8.96	$8.50	$9.00	$8.75	$0.21

Weighted average shares outstanding - diluted (3)	68.4	68.4	68.4	68.4	68.4	68.4	-
Weighted average shares and OP units outstanding - diluted (3)	68.8	68.8	68.8	68.8	68.8	68.8	-

(1)	Includes JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025.
(3)	Includes shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income, segment-level Adjusted EBITDAre to segment-level Operating Income, and FFO and Adjusted FFO available to common stockholders and unit holders to Net Income available to common stockholders, see “Reconciliation of Forward-Looking Statements.”

Dividend Update

On April 15, 2026, the Company paid the previously announced quarterly cash dividend of $1.20 per common share, which was paid to stockholders of record as of March 31, 2026.

The Company’s dividend policy provides that it will distribute minimum dividends of 100% of REIT taxable income annually. Future dividends are subject to the Board’s future determinations as to amount and timing.

Balance Sheet/Liquidity Update

As of March 31, 2026, the Company had unrestricted cash of $424.0 million and total debt outstanding of $3,968.4 million, net of unamortized deferred financing costs. As of March 31, 2026, there were no amounts drawn under the Company’s revolving credit facility or OEG’s revolving credit facility, which left $930.0 million of aggregate borrowing availability under the Company’s revolving credit facility and OEG’s revolving credit facility.

In March 2026, the Company refinanced its $700 million senior unsecured notes due 2027 with the net proceeds of a new issuance of $700 million senior unsecured notes due 2034, together with cash on hand.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, May 1, at 10:00 a.m. ET. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations/News & Events/Events & Presentation) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and entertainment experiences. The Company’s holdings include Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, five of the top seven largest non-gaming convention center hotels in the United States based on total indoor meeting space. The Company also owns JW Marriott Phoenix Desert Ridge Resort & Spa and JW Marriott San Antonio Hill Country Resort & Spa as well as two ancillary hotels adjacent to our Gaylord Hotels properties. The Company’s hotel portfolio is managed by Marriott International and includes a combined total of 12,364 rooms as well as more than 3 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns an approximate 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry; Ryman Auditorium; WSM 650 AM; Ole Red; Category 10; Nashville-area attractions; Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at the Moody Theater, located in downtown Austin, Texas. OEG manages select outdoor live music venues, including Ascend Federal Credit Union Amphitheater in Nashville and CCNB Amphitheatre in Simpsonville, South Carolina. OEG also owns a majority interest in Southern Entertainment, a leading festival and events business. RHP operates OEG as its Entertainment segment in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expected cash dividend, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, geopolitical uncertainty and the effects of inflation and changes in international, national, regional and local economic and market conditions (such as the imposition of trade barriers or other changes in trade policy) on the Company’s business, including the effects on costs of labor and supplies and effects on group customers at the Company’s hotels and customers in OEG’s businesses, the Company’s ability to remain qualified as a REIT, the Company’s ability to execute our strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, future board determinations regarding the timing and amount of dividends and changes to the dividend policy, the Company’s ability to borrow funds pursuant to its credit agreements and to refinance indebtedness and/or to successfully amend the agreements governing its indebtedness in the future, changes in interest rates, the Company’s integration of the JW Marriott Desert Ridge, the Company’s ability to identify and capitalize on additional value creation opportunities at the JW Marriott Desert Ridge and the occurrence of any event, change or other circumstance that could limit the Company’s ability to capitalize on any additional value creation opportunities it identifies at the JW Marriott Desert Ridge. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent filings. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent Annual Report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR and Total RevPAR

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate net income available to common stockholders margin by dividing GAAP consolidated net income available to common stockholders by GAAP consolidated total revenue. We calculate consolidated, segment or property-level operating income margin by dividing consolidated, segment or property-level GAAP operating income by consolidated, segment or property-level GAAP revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property of the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

●	preopening costs;
●	non-cash lease expense;
●	equity-based compensation expense;
●	impairment charges that do not meet the NAREIT definition above;
●	credit losses on held-to-maturity securities;
●	transaction costs of acquisitions;

●	interest income on bonds;
●	loss on extinguishment of debt;
●	pension settlement charges;
●	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and
●	any other adjustments we have identified herein.

We then exclude the pro rata share of Adjusted EBITDAre related to noncontrolling interests to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP financial measures, when combined with the primary GAAP presentation of net income or operating income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest by GAAP consolidated total revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest and GAAP consolidated total revenue or segment or property-level GAAP revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO Available to Common Stockholders and Unit Holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as net income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments from unconsolidated joint ventures.

To calculate Adjusted FFO available to common stockholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

●	right-of-use asset amortization;
●	impairment charges that do not meet the NAREIT definition above;
●	write-offs of deferred financing costs;
●	amortization of debt discounts or premiums and amortization of deferred financing costs;
●	loss on extinguishment of debt;
●	non-cash lease expense;
●	credit loss on held-to-maturity securities;
●	pension settlement charges;
●	additional pro rata adjustments from unconsolidated joint ventures;
●	(gains) losses on other assets;
●	transaction costs of acquisitions;
●	deferred income tax expense (benefit); and
●	any other adjustments we have identified herein.

FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders exclude the ownership portion of the joint ventures not controlled or owned by the Company.

We present Adjusted FFO available to common stockholders and unit holders per diluted share/unit as a non-GAAP measure of our performance in addition to net income available to common stockholders per diluted share (calculated in accordance with GAAP). We calculate Adjusted FFO available to common stockholders and unit holders per diluted share/unit as Adjusted FFO (defined as set forth above) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of diluted shares and units outstanding during such period.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our net income, operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as net income, operating income, or cash flow from operations.

Investor Relations Contacts:

Mark Fioravanti, President and Chief Executive Officer

(615) 316-6588

mfioravanti@rymanhp.com

Jennifer Hutcheson, Chief Financial Officer

(615) 316-6320

jhutcheson@rymanhp.com

Sarah Martin, Vice President, Investor Relations

(615) 316-6011

sarah.martin@rymanhp.com

Media Contact: Shannon Sullivan, Vice President, Corporate and Brand Communications (615) 316-6725 ssullivan@rymanhp.com

Ryman Hospitality Properties, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

Unaudited

(In thousands, except per share data)

	Three Months Ended
	March 31,
	2026	2025
Revenues:
Rooms	$223,758	$189,232
Food and beverage	289,347	253,263
Other hotel revenue	72,284	55,235
Entertainment	79,183	89,550
Total revenues	664,572	587,280

Operating expenses:
Rooms	50,594	46,289
Food and beverage	158,163	138,139
Other hotel expenses	144,622	123,924
Management fees, net	20,915	18,463
Total hotel operating expenses	374,294	326,815
Entertainment	65,109	69,770
Corporate	11,285	10,770
Preopening costs	387	87
Depreciation and amortization	75,701	63,717
Total operating expenses	526,776	471,159

Operating income	137,796	116,121

Interest expense, net of amounts capitalized	(64,119)	(54,283)
Interest income	5,186	5,459
Loss on extinguishment of debt	(2,200)	–
Loss from unconsolidated joint ventures	–	(16)
Other gains and (losses), net	(362)	(108)
Income before income taxes	76,301	67,173
Provision for income taxes	(6,899)	(4,159)
Net income	69,402	63,014

Net (income) loss attributable to noncontrolling interest in OEG	588	(711)
Net loss attributable to other noncontrolling interests	485	658
Net income available to common stockholders	$70,475	$62,961

Basic income per share available to common stockholders(1)	$1.12	$1.05
Diluted income per share available to common stockholders(1)	$1.03	$1.00

Weighted average common shares for the period:
Basic(1)	63,023	59,919
Diluted(1)	67,663	63,813

(1)	Basic and diluted weighted average common shares for the three months ended March 31, 2026 include the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended March 31, 2026 and 2025 include 4.4 million and 3.7 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Unaudited

(In thousands)

	March 31,	December 31,
	2026	2025
ASSETS:
Property and equipment, net of accumulated depreciation	$5,018,898	$4,970,429
Cash and cash equivalents - unrestricted	424,021	471,421
Cash and cash equivalents - restricted	27,264	28,759
Notes receivable, net	52,556	53,503
Trade receivables, net	139,335	105,903
Deferred income tax assets, net	61,957	67,669
Prepaid expenses and other assets	187,602	196,798
Intangible assets and goodwill, net	282,148	286,701
Total assets	$6,193,781	$6,181,183

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$3,968,404	$3,976,913
Accounts payable and accrued liabilities	544,482	517,708
Distributions payable	77,906	78,819
Deferred management rights proceeds	162,507	162,901
Operating lease liabilities	162,463	158,815
Other liabilities	73,808	74,251
Noncontrolling interest in OEG	433,394	422,691
Total equity	770,817	789,085
Total liabilities and equity	$6,193,781	$6,181,183

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Adjusted EBITDAre Reconciliation

Unaudited

(In thousands)

	Three Months Ended
	March 31,
	2026		2025
	$	Margin	$	Margin
Consolidated:
Revenue	$664,572		$587,280
Net income	$69,402	10.4%	$63,014	10.7%
Interest expense, net	58,933		48,824
Provision for income taxes	6,899		4,159
Depreciation and amortization	75,701		63,717
Pro rata EBITDAre from unconsolidated joint ventures	1		1
EBITDAre	210,936	31.7%	179,715	30.6%
Preopening costs	387		87
Non-cash lease expense	943		889
Equity-based compensation expense	3,802		3,622
Interest income on Gaylord National bonds	1,025		1,114
Loss on extinguishment of debt	2,200		–
Transaction costs of acquisitions	–		75
Adjusted EBITDAre	219,293	33.0%	185,502	31.6%
Adjusted EBITDAre of noncontrolling interest	(4,157)		(5,626)
Adjusted EBITDAre, excluding noncontrolling interest	$215,136	32.4%	$179,876	30.6%

Hospitality segment:
Revenue	$585,389		$497,730
Operating income	$145,087	24.8%	$116,809	23.5%
Depreciation and amortization	66,008		54,106
Non-cash lease expense	450		945
Interest income on Gaylord National bonds	1,025		1,114
Adjusted EBITDAre	$212,570	36.3%	$172,974	34.8%

Same-store Hospitality segment: (1)
Revenue	$511,521		$497,730
Operating income	$120,832	23.6%	$116,809	23.5%
Depreciation and amortization	57,492		54,106
Non-cash lease expense	907		945
Interest income on Gaylord National bonds	1,025		1,114
Adjusted EBITDAre	$180,256	35.2%	$172,974	34.8%

Entertainment segment:
Revenue	$79,183		$89,550
Operating income	$4,253	5.4%	$10,316	11.5%
Depreciation and amortization	9,434		9,377
Preopening costs	387		87
Non-cash lease (revenue) expense	493		(56)
Equity-based compensation	1,114		1,020
Other gains and (losses), net	–		136
Transaction costs of acquisitions	–		75
Pro rata adjusted EBITDAre from unconsolidated joint ventures	–		(16)
Adjusted EBITDAre	$15,681	19.8%	$20,939	23.4%

Corporate and Other segment:
Operating loss	$(11,544)		$(11,004)
Depreciation and amortization	259		234
Other gains and (losses), net	(361)		(243)
Equity-based compensation	2,688		2,602
Adjusted EBITDAre	$(8,958)		$(8,411)

(1)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Funds From Operations (“FFO”) and Adjusted FFO Reconciliation

Unaudited

(In thousands, except per share data)

	Three Months Ended
	March 31,
	2026	2025
Net income available to common stockholders	$70,475	$62,961
Noncontrolling interest in OP Units	441	415
Net income available to common stockholders and unit holders	70,916	63,376
Depreciation and amortization	75,580	63,676
Adjustments for noncontrolling interest	(3,024)	(3,077)
FFO available to common stockholders and unit holders	143,472	123,975

Right-of-use asset amortization	121	41
Non-cash lease expense	943	889
Amortization of deferred financing costs	3,247	2,707
Amortization of debt discounts and premiums	383	558
Loss on extinguishment of debt	2,200	–
Adjustments for noncontrolling interest	(42)	(282)
Transaction costs of acquisitions	–	75
Deferred tax provision	5,754	2,933
Adjusted FFO available to common stockholders and unit holders	$156,078	$130,896

Basic net income per share(1)	$1.12	$1.05
Diluted net income per share(1)	$1.03	$1.00

FFO available to common stockholders and unit holders per basic share/unit(1)	$2.26	$2.06
Adjusted FFO available to common stockholders and unit holders per basic share/unit(1)	$2.46	$2.17

FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.14	$1.98
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.32	$2.10

Weighted average common shares and OP units for the period:
Basic(1)	63,418	60,314
Diluted (1)	68,058	64,208

(1)	Basic and diluted weighted average common shares for the three months ended March 31, 2026 include the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended March 31, 2026 and 2025 include 4.4 million and 3.7 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

(In thousands)

	Three Months Ended
	March 31,
	2026		2025
	$	Margin	$	Margin
Hospitality segment:
Revenue	$585,389		$497,730
Operating income	$145,087	24.8%	$116,809	23.5%
Depreciation and amortization	66,008		54,106
Non-cash lease expense	450		945
Interest income on Gaylord National bonds	1,025		1,114
Adjusted EBITDAre	$212,570	36.3%	$172,974	34.8%

Performance metrics:
Occupancy	68.1%		69.7%
ADR	$295.21		$264.40
RevPAR	$201.08		$184.21
OtherPAR	$324.99		$300.31
Total RevPAR	$526.07		$484.52

Same-store Hospitality segment: (1)
Revenue	$511,521		$497,730
Operating income	$120,832	23.6%	$116,809	23.5%
Depreciation and amortization	57,492		54,106
Non-cash lease expense	907		945
Interest income on Gaylord National bonds	1,025		1,114
Adjusted EBITDAre	$180,256	35.2%	$172,974	34.8%

Performance metrics:
Occupancy	67.7%		69.7%
ADR	$277.76		$264.40
RevPAR	$188.07		$184.21
OtherPAR	$309.88		$300.31
Total RevPAR	$497.95		$484.52

Gaylord Opryland:
Revenue	$128,379		$110,178
Operating income	$39,822	31.0%	$30,098	27.3%
Depreciation and amortization	8,703		8,060
Non-cash lease revenue	(9)		(10)
Adjusted EBITDAre	$48,516	37.8%	$38,148	34.6%

Performance metrics:
Occupancy	69.7%		64.9%
ADR	$277.60		$262.57
RevPAR	$193.58		$170.49
OtherPAR	$300.34		$253.40
Total RevPAR	$493.92		$423.89

Gaylord Palms:
Revenue	$97,646		$88,393
Operating income	$29,743	30.5%	$23,782	26.9%
Depreciation and amortization	8,815		8,210
Non-cash lease expense	916		955
Adjusted EBITDAre	$39,474	40.4%	$32,947	37.3%

Performance metrics:
Occupancy	77.3%		75.9%
ADR	$301.35		$276.14
RevPAR	$232.97		$209.69
OtherPAR	$398.55		$361.99
Total RevPAR	$631.52		$571.68

(1)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

(In thousands)

	Three Months Ended
	March 31,
	2026		2025
	$	Margin	$	Margin
Gaylord Texan:
Revenue	$83,371		$86,377
Operating income	$23,805	28.6%	$27,695	32.1%
Depreciation and amortization	7,325		5,929
Adjusted EBITDAre	$31,130	37.3%	$33,624	38.9%

Performance metrics:
Occupancy	65.4%		73.0%
ADR	$263.31		$257.26
RevPAR	$172.23		$187.80
OtherPAR	$338.43		$341.28
Total RevPAR	$510.66		$529.08

Gaylord National:
Revenue	$74,227		$80,829
Operating income	$6,225	8.4%	$9,474	11.7%
Depreciation and amortization	8,492		8,443
Interest income on Gaylord National bonds	1,025		1,114
Adjusted EBITDAre	$15,742	21.2%	$19,031	23.5%

Performance metrics:
Occupancy	63.0%		72.4%
ADR	$266.55		$249.02
RevPAR	$168.04		$180.33
OtherPAR	$245.16		$269.62
Total RevPAR	$413.20		$449.95

Gaylord Rockies:
Revenue	$72,249		$70,948
Operating income	$14,445	20.0%	$14,823	20.9%
Depreciation and amortization	15,188		14,852
Adjusted EBITDAre	$29,633	41.0%	$29,675	41.8%

Performance metrics:
Occupancy	75.4%		72.2%
ADR	$258.62		$257.09
RevPAR	$195.08		$185.68
OtherPAR	$339.74		$339.51
Total RevPAR	$534.82		$525.19

JW Marriott Hill Country:
Revenue	$50,295		$55,276
Operating income	$7,208	14.3%	$10,849	19.6%
Depreciation and amortization	8,162		7,831
Adjusted EBITDAre	$15,370	30.6%	$18,680	33.8%

Performance metrics:
Occupancy	58.6%		67.9%
ADR	$337.63		$321.54
RevPAR	$198.01		$218.38
OtherPAR	$359.71		$394.57
Total RevPAR	$557.72		$612.95

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

(In thousands)

	Three Months Ended
	March 31,
	2026		2025
	$	Margin	$		Margin
JW Marriott Desert Ridge:
Revenue	$73,868			$–
Operating income	$24,255	32.8%		$–	N/A %
Depreciation and amortization	8,516			–
Non-cash lease revenue	(457)			–
Adjusted EBITDAre	$32,314	43.7%		$–	N/A %

Performance metrics:
Occupancy	73.0%			N/A %
ADR	$489.75		$	N/A
RevPAR	$357.42		$	N/A
OtherPAR	$506.53		$	N/A
Total RevPAR	$863.95		$	N/A

The AC Hotel at National Harbor:
Revenue	$2,336			$2,698
Operating income (loss)	$(217)	(9.3)%		$114	4.2%
Depreciation and amortization	221			222
Adjusted EBITDAre	$4	0.2%		$336	12.5%

Performance metrics:
Occupancy	45.7%			54.8%
ADR	$247.89			$255.03
RevPAR	$113.22			$139.70
OtherPAR	$22.03			$16.44
Total RevPAR	$135.24			$156.14

The Inn at Opryland: (1)
Revenue	$3,018			$3,031
Operating loss	$(199)	(6.6)%		$(26)	(0.9)%
Depreciation and amortization	586			559
Adjusted EBITDAre	$387	12.8%		$533	17.6%

Performance metrics:
Occupancy	44.2%			43.8%
ADR	$198.35			$188.12
RevPAR	$87.67			$82.46
OtherPAR	$23.02			$28.66
Total RevPAR	$110.69			$111.12

(1)	Includes other hospitality revenue and expense.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Earnings Per Share, FFO Per Share and Adjusted FFO Per Share Calculations

Unaudited

(In thousands, except per share data)

	Three Months Ended
	March 31,
	2026	2025
Earnings per share:

Numerator:
Net income available to common stockholders	$70,475	$62,961
Net income (loss) attributable to noncontrolling interest in OEG	(588)	711
Net income available to common stockholders - if-converted method	$69,887	$63,672

Denominator:
Weighted average shares outstanding - basic	63,023	59,919
Effect of dilutive equity-based compensation	206	240
Effect of dilutive put rights (1)	4,434	3,654
Weighted average shares outstanding - diluted	67,663	63,813

Basic income per share available to common stockholders	$1.12	$1.05
Diluted income per share available to common stockholders (1)	$1.03	$1.00

FFO per share/unit:

Numerator:
FFO available to common stockholders and unit holders	$143,472	$123,975
Net income (loss) attributable to noncontrolling interest in OEG	(588)	711
FFO adjustments for noncontrolling interest in OEG	2,651	2,633
FFO available to common stockholders and unit holders - if-converted method	$145,535	$127,319

Denominator:
Weighted average shares and OP units outstanding - basic	63,418	60,314
Effect of dilutive equity-based compensation	206	240
Effect of dilutive put rights (1)	4,434	3,654
Weighted average shares and OP units outstanding - diluted	68,058	64,208

FFO available to common stockholders and unit holders per basic share/unit	$2.26	$2.06
FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.14	$1.98

Adjusted FFO per share/unit:

Numerator:
Adjusted FFO available to common stockholders and unit holders	$156,078	$130,896
Net income (loss) attributable to noncontrolling interest in OEG	(588)	711
FFO adjustments for noncontrolling interest in OEG	2,651	2,633
Adjusted FFO adjustments for noncontrolling interest in OEG	42	282
Adjusted FFO available to common stockholders and unit holders - if-converted method	$158,183	$134,522

Denominator:
Weighted average shares and OP units outstanding - basic	63,418	60,314
Effect of dilutive equity-based compensation	206	240
Effect of dilutive put rights (1)	4,434	3,654
Weighted average shares and OP units outstanding - diluted	68,058	64,208

Adjusted FFO available to common stockholders and unit holders per basic share/unit	$2.46	$2.17
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.32	$2.10

(1)	Diluted weighted average common shares for the three months ended March 31, 2026 and 2025 include equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option. Basic and diluted weighted average common shares for the three months ended March 31, 2026 include the impact of approximately 3.0 million additional shares issued on May 21, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income	$271,000	$279,000	$275,000
Provision for income taxes	11,500	13,000	12,250
Interest expense, net	246,750	255,500	251,125
Depreciation and amortization	302,500	315,000	308,750
EBITDAre	$831,750	$862,500	$847,125
Non-cash lease expense	3,250	5,000	4,125
Preopening costs	4,500	5,500	5,000
Equity-based compensation expense	15,000	17,000	16,000
Pension settlement charge	4,000	4,500	4,250
Interest income on Gaylord National bonds	3,500	4,500	4,000
Loss on extinguishment of debt	2,000	3,000	2,500
Adjusted EBITDAre	$864,000	$902,000	$883,000

Hospitality segment:
Operating income	$509,000	$520,500	$514,750
Depreciation and amortization	264,000	273,000	268,500
Non-cash lease expense	3,500	5,000	4,250
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$783,000	$807,000	$795,000

Hospitality segment (same-store)(2)
Operating income	$475,500	$485,500	$480,500
Depreciation and amortization	230,000	237,000	233,500
Non-cash lease expense	3,000	4,000	3,500
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$715,000	$735,000	$725,000

JW Marriott Desert Ridge
Operating income	$33,500	$35,000	$34,250
Depreciation and amortization	34,000	36,000	35,000
Non-cash lease expense	500	1,000	750
Adjusted EBITDAre	$68,000	$72,000	$70,000

Entertainment segment:
Operating income	$74,750	$79,500	$77,125
Depreciation and amortization	36,500	39,500	38,000
Non-cash lease revenue	(250)	–	(125)
Preopening costs	4,500	5,500	5,000
Equity-based compensation	4,500	5,500	5,000
Adjusted EBITDAre	$120,000	$130,000	$125,000

Corporate and Other segment:
Operating loss	$(50,500)	$(49,000)	$(49,750)
Depreciation and amortization	2,000	2,500	2,250
Equity-based compensation	10,500	11,500	11,000
Pension settlement charge	4,000	4,500	4,250
Other gains and (losses), net	(5,000)	(4,500)	(4,750)
Adjusted EBITDAre	$(39,000)	$(35,000)	$(37,000)

(1)	Includes JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income available to common stockholders	$261,000	$267,000	$264,000
Noncontrolling interest in OP units	1,000	2,000	1,500
Net income available to common stockholders and unit holders	$262,000	$269,000	$265,500
Depreciation and amortization	302,500	315,000	308,750
Adjustments for noncontrolling interest	(12,500)	(11,500)	(12,000)
FFO available to common stockholders and unit holders	$552,000	$572,500	$562,250
Right-of-use asset amortization	–	500	250
Non-cash lease expense	3,250	5,000	4,125
Pension settlement charge	4,000	4,500	4,250
Loss on extinguishment of debt	2,000	3,000	2,500
Adjustments for noncontrolling interest	(5,000)	(4,000)	(4,500)
Amortization of deferred financing costs	12,500	14,000	13,250
Amortization of debt discounts and premiums	1,500	2,500	2,000
Deferred tax provision	7,000	9,000	8,000
Adjusted FFO available to common stockholders and unit holders	$577,250	$607,000	$592,125

Net income available to common stockholders per diluted share (2)	$3.96	$4.02	$3.99
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (2)	$8.77	$9.14	$8.96

Estimated weighted average shares outstanding - diluted (in millions) (2)	68.4	68.4	68.4
Estimated weighted average shares and OP units outstanding - diluted (in millions) (2)	68.8	68.8	68.8

(1)	Includes JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Basic and diluted weighted average common shares for the three months ended March 31, 2026 include the impact of approximately 3.0 million additional shares issued on May 21, 2025. Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Earnings Per Share and Adjusted FFO Per Share

Unaudited

(dollars in thousands, except per share data)

	Guidance Range
	For Full Year 2026
	Low	High	Midpoint
Earnings per share:
Numerator:
Net income available to common stockholders	$261,000	$267,000	$264,000
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
Net income available to common stockholders - if-converted method	$271,000	$275,000	$273,000

Denominator:
Estimated weighted average shares outstanding - diluted (in millions) (1)	68.4	68.4	68.4

Diluted income per share available to common stockholders	$3.96	$4.02	$3.99

Adjusted FFO per share:
Numerator:
Adjusted FFO available to common stockholders and unit holders	$577,250	$607,000	$592,125
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
FFO adjustments for noncontrolling interest in OEG	11,000	10,000	10,500
Adjusted FFO Adjustments for noncontrolling interest in OEG	5,000	4,000	4,500
Adjusted FFO available to common stockholders and unit holders - if-converted method	$603,250	$629,000	$616,125

Denominator:
Estimated weighted average shares and OP units outstanding - diluted (in millions) (1)	68.8	68.8	68.8

Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$8.77	$9.14	$8.96

(1)	Basic and diluted weighted average common shares for the three months ended March 31, 2026 include the impact of approximately 3.0 million additional shares issued on May 21, 2025. Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income	$260,000	$273,000	$266,500
Provision for income taxes	10,500	13,000	11,750
Interest expense, net	246,750	257,500	252,125
Depreciation and amortization	296,500	312,000	304,250
EBITDAre	$813,750	$855,500	$834,625
Non-cash lease expense	3,250	5,000	4,125
Preopening costs	4,500	5,500	5,000
Equity-based compensation expense	15,000	17,000	16,000
Pension settlement charge	4,000	4,500	4,250
Interest income on Gaylord National bonds	3,500	4,500	4,000
Loss on extinguishment of debt	2,000	3,000	2,500
Adjusted EBITDAre	$846,000	$895,000	$870,500

Hospitality segment:
Operating income	$497,000	$516,500	$506,750
Depreciation and amortization	258,000	270,000	264,000
Non-cash lease expense	3,500	5,000	4,250
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$765,000	$800,000	$782,500

Hospitality segment (same-store)(2)
Operating income	$466,500	$483,500	$475,000
Depreciation and amortization	224,000	234,000	229,000
Non-cash lease expense	3,000	4,000	3,500
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$700,000	$730,000	$715,000

JW Marriott Desert Ridge
Operating income	$30,500	$33,000	$31,750
Depreciation and amortization	34,000	36,000	35,000
Non-cash lease expense	500	1,000	750
Adjusted EBITDAre	$65,000	$70,000	$67,500

Entertainment segment:
Operating income	$74,750	$79,500	$77,125
Depreciation and amortization	36,500	39,500	38,000
Non-cash lease revenue	(250)	–	(125)
Preopening costs	4,500	5,500	5,000
Equity-based compensation	4,500	5,500	5,000
Adjusted EBITDAre	$120,000	$130,000	$125,000

Corporate and Other segment:
Operating loss	$(50,500)	$(49,000)	$(49,750)
Depreciation and amortization	2,000	2,500	2,250
Equity-based compensation	10,500	11,500	11,000
Pension settlement charge	4,000	4,500	4,250
Other gains and (losses), net	(5,000)	(4,500)	(4,750)
Adjusted EBITDAre	$(39,000)	$(35,000)	$(37,000)

(1)	Includes JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income available to common stockholders	$250,000	$261,000	$255,500
Noncontrolling interest in OP units	1,000	2,000	1,500
Net income available to common stockholders and unit holders	$251,000	$263,000	$257,000
Depreciation and amortization	296,500	312,000	304,250
Adjustments for noncontrolling interest	(12,500)	(11,500)	(12,000)
FFO available to common stockholders and unit holders	$535,000	$563,500	$549,250
Right-of-use asset amortization	–	500	250
Non-cash lease expense	3,250	5,000	4,125
Pension settlement charge	4,000	4,500	4,250
Loss on extinguishment of debt	2,000	3,000	2,500
Adjustments for noncontrolling interest	(5,000)	(4,000)	(4,500)
Amortization of deferred financing costs	12,500	14,000	13,250
Amortization of debt discounts and premiums	1,500	2,500	2,000
Deferred tax provision	6,000	8,000	7,000
Adjusted FFO available to common stockholders and unit holders	$559,250	$597,000	$578,125

Net income available to common stockholders per diluted share (2)	$3.80	$3.93	$3.87
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (2)	$8.50	$9.00	$8.75

Estimated weighted average shares outstanding - diluted (in millions) (2)	68.4	68.4	68.4
Estimated weighted average shares and OP units outstanding - diluted (in millions) (2)	68.8	68.8	68.8

(1)	Includes JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Earnings Per Share and Adjusted FFO Per Share

Unaudited

(dollars in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2026
	Low	High	Midpoint
Earnings per share:
Numerator:
Net income available to common stockholders	$250,000	$261,000	$255,500
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
Net income available to common stockholders - if-converted method	$260,000	$269,000	$264,500

Denominator:
Estimated weighted average shares outstanding - diluted (in millions) (1)	68.4	68.4	68.4

Diluted income per share available to common stockholders	$3.80	$3.93	$3.87

Adjusted FFO per share:
Numerator:
Adjusted FFO available to common stockholders and unit holders	$559,250	$597,000	$578,125
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
FFO adjustments for noncontrolling interest in OEG	11,000	10,000	10,500
Adjusted FFO Adjustments for noncontrolling interest in OEG	5,000	4,000	4,500
Adjusted FFO available to common stockholders and unit holders - if-converted method	$585,250	$619,000	$602,125

Denominator:
Estimated weighted average shares and OP units outstanding - diluted (in millions) (1)	68.8	68.8	68.8

Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$8.50	$9.00	$8.75

(1)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.